US-DOCS\137686120.15 STRATEGIC ALIGNMENT AGREEMENT This STRATEGIC ALIGNMENT AGREEMENT (this “Agreement”) is made and entered into as of March 2, 2023 by and among Privia Health Group, Inc., a Delaware corporation (the “Company”), and ChoiceHealth, Inc. (“Novant”). RECITALS A. On November 3, 2022, Novant and Privia Management Company, LLC, a wholly owned subsidiary of the Company, entered into a joint venture through Privia Management Company North Carolina, LLC (the “JV MSO”) with the purpose of bringing the Company operating model to North Carolina; and B. The Company and Novant are executing and delivering this Agreement to set forth the terms and conditions for one or more issuances of shares (“Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to compensate Novant for its services toward reaching the Issuance Triggers (as defined herein) and to align the parties for potential future growth with respect to the JV MSO and other potential future opportunities in other states. In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below: “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person. “Aggregate Purchase Price” for any Issuance means the dollar amount equal to the number of Shares issuable in such Issuance multiplied by $0.01 per Share. “Business Day” means a day, other than a Saturday, Sunday, or day on which commercial banks in New York City and the State of North Carolina are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non- essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York City and the State of North Carolina generally are open for use by customers on such day. “Bylaws” means the Company’s Amended and Restated Bylaws. “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation. “Closing” has the meaning set forth in Section 3.1.

2 US-DOCS\137686120.15 “Closing Date” has the meaning set forth in Section 3.1. “Common Stock” has the meaning set forth in the recitals to this Agreement. “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, directly or indirectly, Common Stock. “Company’s Knowledge” means the actual knowledge of any of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company. “Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Disqualification Event” has the meaning set forth in Section 4.11. “DTC” has the meaning set forth in Section 4.6. “EDGAR system” has the meaning set forth in Section 4.5. “Effective Date Price” means $26.82, subject to adjustment as provided in this Agreement. “Four Year Anniversary Date” has the meaning set forth in Section 7.1(a)(vi). “Fundamental Transaction” means (a) any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity, (b) any sale by to another Person of all or substantially all of its assets of the Company and its subsidiaries in one transaction or a series of related transactions, (c) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (d) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement but not including any underwritten offering, registered direct offering, private placement or other transaction with the primary purpose of financing or fund raising for the Company) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction), or (e) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 2.6).

3 US-DOCS\137686120.15 “Governmental Authority” means any federal, state, foreign or international government, regulatory or administrative agency, any state or other political subdivision thereof having jurisdiction over the Company or any of its subsidiaries, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Implementation of 1,000 Providers” or an “Additional 1,000 Providers” means, for purposes of satisfying the conditions for an Issuance in Sections 2.1, 2.2 or 2.3, that there are 1,000 or more Providers (or 1,000 or more Providers in addition to the first 1,000 Providers) who have Joined a Practice Affiliate and are, as of the applicable date of determination, Implemented into the Privia Medical Group Operating Model and Company Platform, and excluding any Provider who (1) no longer satisfies the conditions to Join a Practice Affiliate, or (2) is no longer Implemented into the Privia Medical Group Operating Model and Company Platform. “Implemented into the Privia Medical Group Operating Model and Company Platform” means a Provider who: (1) has Joined a Practice Affiliate that is managed by the JV MSO (or a New State JV MSO, as applicable); (2) as of the applicable date of determination is performing at least seventy-five percent (75%) of their professional medical services for the Practice Affiliate all of which are being billed by the JV MSO (or a New State JV MSO, as applicable); and (3) is not in material breach of any contractual or other obligation to the Practice Affiliate or the JV MSO (or New State JV MSO, as applicable). “Issuance Trigger” means the occurrence of an event described in clause (i) of Section 2.1, clause (ii) of Section 2.1, Section 2.2, or Section 2.3. “Join(s), Joined or Joining a Practice Affiliate” means a Provider who (1) if they are a physician, has signed an agreement pursuant to which they are contractually committed to perform at least seventy-five percent (75%) of their professional medical services for a Practice Affiliate, and (2) if they are not a physician, performs at least seventy-five percent (75%) of their professional medical services for a Practice Affiliate. “JV MSO” has the meaning set forth in in the recitals to this Agreement. “JV MSO Operating Agreement” means that certain Limited Liability Company Agreement of Privia Management Company North Carolina, LLC, dated as of November 3, 2022. “Lock-Up Period” means, with respect to any Shares issued in a particular Issuance, a period of three (3) years from such Issuance. “Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), or business of the Company and its subsidiaries taken as a whole, (ii) the legality or enforceability of any of this Agreement, or (iii) the ability of the Company to perform its obligations under this Agreement; provided that the foregoing exception shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether a Material Adverse Effect has occurred.

4 US-DOCS\137686120.15 “Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed, was required to be filed or will be required to be filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K. “Named Entities” means the entities specifically named in clause (ii)(x) of Section 1.67 of the Limited Liability Company Agreement governing the JV MSO, and any of their respective successors, Affiliates or assigns. “Nasdaq” means The Nasdaq Stock Market LLC. “New State” means each state (other than North Carolina) in which Novant makes a market entry. “New State Core Market” means each Metropolitan Statistical Area and the contiguous counties surrounding such Metropolitan Statistical Area in a New State in which Novant Health, Inc. and its Affiliates has over one billion in revenue over the trailing twelve months prior to such determination. “New State JV MSO” has the meaning set forth in Section 2.2. “New State JV MSO Operating Agreement” means the limited liability company agreement, limited partnership or other similar agreement establishing the New State JV MSO. “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein. “Practice Affiliate” means a physician practice or a “group practice” (that meets the conditions described in 42 C.F.R. Section 411.352) that is an Affiliate of Novant. “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, is and shall be the Nasdaq Global Select Market. “Provider” means a physician, physician assistant, or nurse practitioner who: (1) has an unrestricted license to practice in the state where they practice; (2) has been and remains satisfactorily credentialled by the Practice Affiliate or the JV MSO; (3) has assigned the right to bill and collect from patients for their professional services to a Practice Affiliate; (4) bills most of their professional services independently (i.e., most of their services are not billed “incident to” another provider) using their own national provider identifier (“NPI”); (5) practices on a full- time basis (i.e., normally performs professional medical services at least thirty (30) hours per week, at least forty-seven (47) weeks per year); and (6) has not been and is not excluded from participation in Medicare or any state Medicaid program. “Regulation D” has the meaning set forth in the recitals to this Agreement. “SEC” means the U.S. Securities and Exchange Commission.

5 US-DOCS\137686120.15 “SEC Filings” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year period preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material). “Shares” has the meaning set forth in the recitals to this Agreement. “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTQX or OTCQB market of OTC Markets Group Inc.), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTQX or OTCQB market of OTC Markets Group Inc.), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTQX or OTCQB market of OTC Markets Group Inc., as applicable, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the Pink Open Market of OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day. “Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTQX or OTCQB market of OTC Markets Group Inc. on which the Common Stock is listed or quoted for trading on the date in question. “1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder. “1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder. 2. Issuance Triggers. The Company shall issue Shares of Common Stock to Novant as set forth in this Section 2 (each, an “Issuance”), in each case, at a closing to be held in accordance with Section 3 of this Agreement and subject to the satisfaction or waiver of the conditions set forth in Section 6.2 of this Agreement: 2.1 The Company will issue 745,712 Shares of Common Stock (representing $20 million worth of Common Stock based on the Effective Date Price on the date of this Agreement) to Novant upon the Implementation of: (i) 1,000 Providers in the State of North Carolina at any time in core markets in the aggregate (as set forth in Schedule 6.4 of the JV MSO Operating Agreement and any other core markets as mutually agreed between the parties) (“NC Core Markets”), each of whom (A) has Joined a Practice Affiliate, and (B) is Implemented into the Privia Medical Group Operating Model and Company Platform; and (ii) an Additional 1,000 Providers in the State of North Carolina at any time in NC Core Markets, each of whom (A) has Joined a Practice Affiliate, and (B) is Implemented into the Privia Medical Group Operating Model Company Platform; provided, however, that effective as of the date of each Issuance (as to each Issuance, the “Issuance Date”), Novant and the Company shall cause: (a) the JV MSO Operating Agreement to be amended such that Novant shall have no right to withdraw from the JV MSO pursuant to Section 3.4 of the JV MSO Operating

6 US-DOCS\137686120.15 Agreement before the end of five years from the applicable Issuance Date (the “Extension Period”); (b) any management or administrative services agreement between the JV MSO and any such Practice Affiliate (each a “Practice Affiliate MSA”) has been amended such that the term of each Practice Affiliate MSA shall extend through the end of the Extension Period; and (c) in each case, the management services provided by the JV MSO to such Practice Affiliates must be priced to ensure an EBITDA margin for the JV MSO consistent with other practices and providers in the market. 2.2 The Company will issue 372,856 Shares of Common Stock (representing $10 million worth of Common Stock based on the Effective Date Price on the date of this Agreement) to Novant each time that Novant and the Company, pursuant to a mutually agreed business plan developed for a New State, enter into a joint venture arrangement between Affiliates of the Company and Novant substantially similar to the arrangement in respect of the JV MSO i.e., a new joint venture management services organization (“New State JV MSO”). 2.3 The Company will issue 745,712 Shares of Common Stock (representing $20 million worth of Common Stock based on the Effective Date Price on the date of this Agreement) to Novant upon the Implementation of 1,000 Providers each of whom (i) has Joined a Practice Affiliate in a New State then covered by a New State JV MSO at any time in New State Core Markets, and (ii) is Implemented into the Privia Medical Group Operating Model and Company Platform; provided, however, that effective as of the each Issuance Date, Novant and the Company shall cause: (a) the New State JV MSO Operating Agreement to be amended such that Novant shall have no right to withdraw without cause from the New State JV MSO before the end of the Extension Period; (b) any management or administrative services agreement between the New State JV MSO and any such Practice Affiliate (each a “New State Practice Affiliate MSA”) to be amended such that the term of each New State Practice Affiliate MSA shall extend through the end of the Extension Period; and (c) in each case management services provided by the New State JV MSO to such Practice Affiliates must be priced to ensure an EBITDA margin for the New State JV MSO consistent with other practices and providers in the market. 2.4 Determination of Issuance Trigger. (a) At any time and from time to time following the date hereof, Novant may deliver written notice (an “Issuance Trigger Notice”) to the Company of Novant’s determination that an Issuance Trigger has occurred. Each Issuance Trigger Notice shall describe the Issuance Trigger that Novant believes has been satisfied and the number of Shares issuable with respect thereto pursuant to Section 2. No later than ten (10) Business Days following the delivery by Novant of an Issuance Trigger Notice, the Company shall notify Novant in writing whether it

7 US-DOCS\137686120.15 accepts or disputes Novant’s determination that an Issuance Trigger has occurred and/or the number of shares of Common Stock issuable to Novant as set forth in such Issuance Trigger Notice. If the Company accepts the determination of the number of shares issuable to Novant specified in an Issuance Trigger Notice, or if the Company fails within such ten (10) Business Day period to notify Novant of any dispute with respect thereto, then the number of shares of Common Stock issuable to Novant as set forth in such Issuance Trigger Notice shall be deemed final and conclusive and binding upon all parties in all respects. (b) If the Company disputes whether the Issuance Trigger set forth in an Issuance Trigger Notice has occurred or the number of Shares issuable to Novant set forth in such Issuance Trigger Notice, the Company shall provide written notice to Novant no later than ten (10) Business Days following the delivery by Novant of such Issuance Trigger Notice (such written notice, the “Dispute Notice”), describing in reasonable detail the basis for such dispute. During the thirty (30)-day period following delivery of the Dispute Notice, Novant and the Company shall negotiate in good faith with a view to resolving their disagreements over the disputed items. During such thirty (30)-day period and until the final determination of whether the applicable Issuance Trigger has occurred and the number of shares (if any) then issuable to Novant hereunder, (i) Novant and its agents shall be provided with such access to the books and records of the Company as Novant or such agents may reasonably request to enable it to address all matters set forth in any Dispute Notice, and (ii) the Company and its agents shall be provided with such access to the books and records of Novant as the Company or such agents may reasonably request to enable it to address all matters set forth in any Dispute Notice. If the parties resolve their differences over the disputed items in accordance with the foregoing procedure, the number of Shares issuable in respect of the applicable Issuance Trigger shall be the amount agreed upon by them. If the parties fail to resolve their differences over the disputed items within such thirty (30)-day period, then Novant and the Company shall forthwith jointly request that a nationally recognized independent accounting firm selected by the Company and reasonably acceptable to Novant (the “Accounting Expert”) make a binding determination as to the disputed items set forth in the Dispute Notice (to the extent they are not resolved between Novant and the Company) in accordance with this Agreement. (c) The Accounting Expert will under the terms of its engagement have no more than thirty (30) days from the date of referral and no more than ten (10) Business Days from the final submission of information by Novant and the Company within which to render its written decision with respect to the disputed items. The Accounting Expert shall review such submissions and base its determination solely on such submissions and the terms and conditions of this Agreement and not pursuant to any independent review. Novant and the Company will provide the other party with a copy of all materials provided to, and communications with, the Accounting Expert and neither Novant nor the Company (or any of their respective Affiliates or representatives) will engage in any ex parte communication with the Accounting Expert at any time with respect to any unresolved disputed items. Absent manifest error or fraud, the decision of the Accounting Expert shall be deemed final and binding upon the parties and enforceable by any court of competent jurisdiction. The fees and expenses of the Accounting Expert shall be borne equally by the Company and Novant. 2.5 The parties acknowledge and agree that, as of the Commencement Date, the aggregate fair market value of Novant’s services toward reaching the Issuance Triggers is at least

8 US-DOCS\137686120.15 commensurate with the aggregate fair market value of the Issuances (taking into account the expectations and probabilities of the foregoing events), and that this Agreement is commercially reasonable. 2.6 Notwithstanding anything to the contrary herein, in no event will the aggregate amount of all Issuances under this Agreement exceed 19.9% of the Company’s Common Stock issued and outstanding, or 19.9% of the voting power of the Company’s capital stock, as of the date of this Agreement. 2.7 If, following the date hereof, the Company shall split, subdivide, consolidate, combine or otherwise reclassify the Common Stock, or pay a dividend on, or make a distribution to, the Common Stock in the form of shares of the Company’s capital stock, or otherwise change the Common Stock into any other securities, then any number or amount contained in this Agreement which is based upon the price or the number of shares of Common Stock will be appropriately adjusted to proportionately reflect such split, subdivision, consolidation, reclassification, combination, dividend or other distribution or change. 3. Closing of Issuances. 3.1 Upon a final determination that an Issuance Trigger in respect of any Issuance has occurred, but subject to the satisfaction or waiver by the appropriate party of the conditions set forth in Section 6, such Issuance shall occur remotely via exchange of documents and signatures at a time and date (each, a “Closing Date”) to be agreed to by the Company and Novant but in no event later than the fifth Trading Day after the date a final determination that such Issuance Trigger has occurred. 3.2 On each Closing Date, Novant shall deliver or cause to be delivered to the Company, via wire transfer of immediately available funds pursuant to the wire instructions delivered to Novant by the Company on or prior to the Closing Date, an amount equal to the Aggregate Purchase Price to be paid by Novant for the Shares to be acquired by it in such Issuance. 3.3 At or before each Closing Date, the Company shall deliver or cause to be delivered to Novant the number of Shares, registered in the name of Novant (or its nominee in accordance with its delivery instructions), equal to the number of Shares issuable in such Issuance. The Shares shall be delivered via a book-entry record through the Company’s transfer agent (or, at the request of Novant, by issuance of a certificate in the name of Novant, duly executed on behalf of the Company and countersigned by the Company’s transfer agent representing such Shares). Issuance and delivery of any certificates for shares of Common Stock shall be made without charge to Novant for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. 4. Representations and Warranties of the Company. The Company hereby represents and warrants to Novant that: 4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all

9 US-DOCS\137686120.15 requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. 4.2 Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors or stockholders is necessary for, (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the reservation for issuance of the Shares. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles. 4.3 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by Novant), except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. 4.4 Consents. Subject to the accuracy of the representations and warranties of Novant set forth in Section 5 hereof, the execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person (including stockholders), Governmental Authority or official other than (a) post-sale filings pursuant to applicable state and federal securities laws, and (b) filings pursuant to the rules and regulations of Nasdaq, each of which the Company has filed or undertakes to file within the applicable time. Subject to the accuracy of the representations and warranties of Novant set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and (ii) the other transactions contemplated by this Agreement from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties is subject that is or could reasonably be expected to become applicable to Novant as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by Novant or the exercise of any right granted to Novant pursuant to this Agreement. 4.5 No Conflict, Breach, Violation or Default. The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Shares in accordance with the provisions thereof will not, except (solely in the case of clauses (i)(b) and (ii)) for such violations, conflicts or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation or the Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to Novant through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”)), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its subsidiary, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an

10 US-DOCS\137686120.15 event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract. 4.6 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq. The Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program. 4.7 No General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares. 4.8 No Integrated Offering. Neither the Company nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and Rule 506(b) of Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act. 4.9 Private Placement. Assuming the accuracy of the representations and warranties of Novant set forth in Section 5, the offer and sale of the Shares to Novant as contemplated hereby is exempt from the registration requirements of the 1933 Act. The issuance and sale of the Shares does not contravene, or require stockholder approval pursuant to, the rules and regulations of Nasdaq. 4.10 Disclosures. Neither the Company nor any Person acting on its behalf has provided Novant or any of its agents, representatives or counsel with any information that constitutes or would reasonably be expected to constitute material nonpublic information concerning the Company or its subsidiaries, other than with respect to the transactions contemplated hereby or with respect to the JV MSO. The SEC Filings as of the date they were made do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that Novant will rely on the foregoing representations in effecting transactions in securities of the Company.

11 US-DOCS\137686120.15 5. Representations and Warranties of Novant. Novant hereby represents and warrants to the Company that: 5.1 Organization and Existence. Novant is a duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement, and is in good standing under the laws of the jurisdiction of its incorporation or organization. 5.2 Authorization. The execution, delivery and performance by Novant of this Agreement have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of Novant, enforceable against Novant in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally, and general principles of equity. 5.3 Purchase Entirely for Own Account. The Shares to be received by Novant hereunder will be acquired for Novant’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and Novant has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, without prejudice, however, to Novant’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Shares are being purchased by Novant in the ordinary course of its business. Except as expressly set forth in Section 8.6, nothing contained herein shall be deemed a representation, warranty, covenant or agreement to hold the Shares for any period of time. 5.4 Investment Experience. Novant acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. 5.5 Disclosure of Information. Novant has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Novant acknowledges that copies of the SEC Filings are available on the EDGAR system. Based on the information Novant has deemed appropriate it has independently made its own analysis and decision to enter into this Agreement. Novant has made an independent decision to enter into this Agreement based on information concerning the business and financial condition of the Company and other information available to Novant, which Novant has determined is adequate for that purpose, and Novant has not relied on any information (in any form, whether written or oral) furnished by the Company or on its behalf in making that decision. Neither such inquiries nor any other due diligence investigation conducted by Novant shall modify, limit or otherwise affect Novant’s right to rely on the Company’s representations and warranties contained in this Agreement.

12 US-DOCS\137686120.15 5.6 Restricted Securities. Novant understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the 1933 Act only pursuant to certain exemptions from such registration requirement. 5.7 Legends. It is understood that, except as provided below, certificates or book-entry records evidencing the Shares may bear the following or any similar legends: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.” “THESE SHARES ARE SUBJECT TO A LOCK-UP AGREEMENT THAT RESTRICTS THE TRANSFER OF THESE SHARES BEFORE THE DATE THAT IS THREE YEARS FOLLOWING THE DATE THESE SHARES WERE ISSUED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF THE SECRETARY OF THE COMPANY.” The first legend set forth above is referred to herein as the “Securities Law Legend.” The second legend set forth above is referred to herein as the “Lock-Up Legend.” 5.8 Accredited Investor. Novant is an “accredited investor” within the meaning of Rule 501(a) of Regulation D. 5.9 No General Solicitation. Novant did not learn of the investment in the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which Novant was invited by any of the foregoing means of communications. 5.10 No Conflicts. The execution, delivery and performance by Novant of this Agreement and the consummation by Novant of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Novant, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Novant is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Novant, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Novant to perform its obligations hereunder.

13 US-DOCS\137686120.15 5.11 Investment Representation. Novant acknowledges that it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including securities such as the Shares, and further acknowledges that the Company is entering into this Agreement with Novant in reliance on this acknowledgment and with Novant’s understanding, acknowledgment and agreement the Company and its directors, officers, employees and other agents may be privy to material non-public information regarding the Company and its subsidiaries (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Novant, when making investment decisions, including the decision to enter into this Agreement, and Novant’s decision to enter into this Agreement is being made with full recognition and acknowledgment that the Company and its directors, officers, employees and other agents may be privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Novant. Novant hereby waives any claim, or potential claim, it has or may have against the Company relating to the Company’s or any of its directors’, officers’, employees’ and other agents’ possession of Non-Public Information. 6. Conditions to Closing. 6.1 Conditions to Novant’s Obligations. The obligation of Novant to purchase the Shares on each Closing Date is subject to the fulfillment to Novant’s satisfaction, on or prior to such Closing Date, of the following conditions, any of which may be waived by Novant: (a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and as of such Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except if such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to such Closing Date. (b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement, all of which shall be in full force and effect. (c) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby. (d) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the date of this Agreement, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by

14 US-DOCS\137686120.15 this Agreement and the issuance of Shares, certifying the current versions of the Certificate of Incorporation and the Bylaws and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company. 6.2 Conditions to Obligations of the Company. The Company’s obligation to issue the Shares on each Closing Date to Novant is subject to the fulfillment on or prior to such Closing Date of the following conditions, any of which may be waived by the Company: (a) The representations and warranties made by Novant in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and as of such Closing Date with the same force and effect as if they had been made on and as of such date. Novant shall have performed in all material respects all obligations and covenants herein required to be performed by them pursuant to this Agreement on or prior to such Closing Date. (b) Novant shall have paid in full the Aggregate Purchase Price with respect to such Shares. (c) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby shall then be in effect. (e) Novant shall have delivered a Certificate, dated as of the Closing Date, confirming that the representations and warranties of Novant contained in this Agreement are true and correct as of such date. 7. Term and Termination. 7.1 Termination; Effects. (a) Subject to Section 7.1(b), this Agreement may be terminated: (i) Upon the mutual written consent of the Company and Novant; (ii) By the Company with respect to Novant if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; (iii) By Novant if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by Novant; (iv) By either the Company or Novant if each of the following has occurred (1) the JV MSO is dissolved in accordance with the JV MSO Operating Agreement or there shall have occurred a Closing (as defined in the JV MSO Operating Agreement) pursuant to which Novant or Privia Member has ceased to be a member of the JV MSO and (2) there are no

15 US-DOCS\137686120.15 New State JV MSOs in existence which Novant or any of its Affiliates or any successor thereto, on the one hand, and the Company or any of its Affiliates or any successor thereto, on the other hand, are members or equity holders; (v) In accordance with Section 8.5 hereof; or (vi) If the Renewal Conditions (as defined below) have not been met prior to November 3, 2026, (the “Fourth Anniversary”) and each fourth anniversary thereafter (each, a “Subsequent Fourth Anniversary” and, collectively with the Fourth Anniversary, each a “Four Year Anniversary Date”); provided that a party may not terminate this Agreement pursuant to this Section 7.1(a)(vi) if the failure of the Renewal Conditions to be met is due to the failure of such party to perform or comply with any of its covenants herein. provided, however, that, except in the case of clauses (ii) and (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party’s right to terminate this Agreement. (b) Nothing in this Section 7.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement, which liabilities and right to specific performance shall survive any termination or expiration of this Agreement. In addition, the provisions of this Section 7.1(b), Section 8.2 (with respect to Shares issued prior to the date of such termination or expiration) and Section 10 shall survive any termination or expiration of this Agreement until performed in full. 7.2 Renewals. At least ninety (90) days prior to the Fourth Anniversary and each Subsequent Fourth Anniversary, in the event this Agreement has not been terminated, the Company and Novant shall (a) determine the price per share to utilize to determine the number of shares of Common Stock to issue in subsequent Issuances using the 30 day VWAP of the Common Stock for the thirty consecutive Trading Day period ending on (and including) such Four Year Anniversary Date (or, if such date is not a Trading Day, the Trading Day immediately preceding such Four Year Anniversary Date) to be effective as of the Fourth Anniversary or Subsequent Fourth Anniversary, as applicable, (b) jointly engage a third-party valuation firm to provide an opinion as to the then-current fair market value of the services required to achieve the milestones set forth herein and the then-current fair market value of the equity to be issued pursuant to the Agreement (an “FMV Opinion”) (and shall direct such firm to perform such valuation and deliver the FMV Opinion no later than sixty (60) days following the date of its engagement), and (c) extend this Agreement using the same Issuance Triggers, but adjusting the number of shares to be issued for achieving the Issuance Triggers to be consistent with the FMV Opinion. If prior to the Fourth Anniversary or the applicable Subsequent Fourth Anniversary, the conditions in clauses (a) through (c) above are satisfied, then the “Renewal Conditions” will be deemed to have been met, and neither party shall be entitled to terminate this Agreement pursuant to Section 7.1(a)(vi) in connection with such Four Year Anniversary Date. 7.3 Notwithstanding anything to the contrary contained herein, in all cases, the aggregate amount of Issuances under any such extension of this Agreement shall not, together with

16 US-DOCS\137686120.15 all Issuances prior to the date of such extension, exceed 19.9% of the Company’s Common Stock issued and outstanding, or 19.9% of the voting power of the Company’s capital stock, as of the date of this Agreement and on the date of any such extension. 8. Covenants and Agreements. 8.1 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to Novant under this Agreement. 8.2 Removal of Legends; Transfer Restrictions. (a) General. Subject to applicable law, the certificates (or electronic book entries, if applicable) evidencing the Shares shall not be required to contain or be subject to (and Novant shall be entitled to the removal of) any legend restricting the transfer thereof at any time, other than the Securities Law Legend and the Lock-Up Legend. (b) Lock-Up Legend. As to any Shares issued pursuant to the terms of this Agreement, the certificates (or electronic book entries, if applicable) evidencing such Shares shall not be required to contain, or be subject to (and Novant shall be entitled to the removal of), the Lock-Up Legend or any related stop-transfer instructions (or similar notations or instructions) at any time following the expiration of the Lock-Up Period with respect to such Shares (such expiration, the “Lock-Up Expiration Condition”). The Company agrees that, at such time as the Lock-Up Expiration Condition with respect to any Shares is satisfied, at the request of Novant, it will, no later than two (2) Trading Days following the delivery by Novant to the Company of such request (and, if such Shares are represented by a stock certificate bearing a restrictive legend, such stock certificate), cause its Transfer Agent (i) to deliver to Novant a certificate representing such Shares, free from the Lock-Up Legend and any related stop transfer instructions (or similar instructions or notations), or, (ii) at the request of Novant and only if such Shares are not then required to contain, or be subject to, the Securities Law Legend, to deliver the Shares to Novant by crediting the account of Novant’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, free from all restrictive and other legends and stop transfer instructions (or similar instructions or notations). (c) Securities Law Legend. As to any Shares issued pursuant to the terms of this Agreement, the certificates (or electronic book entries, if applicable) evidencing such Shares shall not be required to contain, or be subject to (and Novant shall be entitled to the removal of), and shall not be subject to any stop-transfer instructions (or similar notations or instructions) by virtue of, the Securities Law Legend (but, for the avoidance of doubt, shall continue to contain and be subject to the Lock-Up Legend until the at least such time as the Lock-Up Expiration Condition as to such Shares has been satisfied): (A) after the expiration of the Lock-Up Period as to such Shares, following any sale of such Shares pursuant to Rule 144, or (B) at any time during or after the expiration of the Lock-Up Period as to such Shares, if such Shares are eligible for resale under Rule 144(b)(1) without volume or manner-of-sale restrictions and without the requirement for the Company to comply with the current public information requirements (clauses (A) and (B), collectively, the “Securities Law Legend Removal Condition”). The Company agrees that, at such time as the Securities Law Legend Removal Condition with respect to any Shares is satisfied, at

17 US-DOCS\137686120.15 the request of Novant, it will, no later than (x) two (2) Trading Days, if the Lock-Up Expiration Condition shall then be satisfied, or (y) five (5) Trading Days, if the Lock-Up Expiration Condition shall not then be satisfied, following the delivery by Novant to the Company of such request that the Securities Law Legend be removed from such Shares (and, if such Shares are represented by a stock certificate bearing a restrictive legend, such stock certificate), cause the Transfer Agent to deliver to Novant a certificate representing such Shares, free from the Securities Law Legend and any related stop transfer instructions (or similar instructions or notations), or, at the request of Novant and only if such Shares are not then required to contain, or be subject to, the Lock-Up Legend, cause the Transfer Agent to deliver the Shares to Novant by crediting the account of Novant’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, free from the Securities Law Legend and any related stop transfer instructions (or similar instructions or notations). If requested by the Transfer Agent in connection with a request by Novant for the removal of the Securities Law Legend, the Company shall use commercially reasonable efforts to cause its counsel to issue a legal opinion to the Transfer Agent promptly after such time as the Securities Law Legend Removal Condition has been met with respect to any Shares, if required by the Transfer Agent to deliver a certificate (or effect an electronic transfer), free of the Securities Law Legend, subject to applicable law. 8.3 Subsequent Equity Sales. (a) If the Company sells, offers to sell or issues any Common Stock or Common Stock Equivalents (a “Private Placement”) to any institutional investors in any private placement (each, an “Offeree”), then the Company shall offer Novant the opportunity to participate as a purchaser in such Private Placement at the price and on the other terms as such Common Stock or Common Stock Equivalents are being offered to the Offerees, subject to the terms and conditions of, such Private Placement. If Novant elects to participate in such Private Placement, the parties shall cooperate in good faith to consummate Novant’s participation in such Private Placement; provided that in no event shall the Company be required to consummate Novant’s participation in such Private Placement if and to the extent such participation would require the Company to seek approval of the Company’s stockholders under the rules of the Nasdaq Stock Market or otherwise. (b) The Company shall not, and shall ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the 1933 Act of the sale of the Shares to Novant, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. 8.4 Authorized Shares. The Company shall at all times reserve and keep available, out of the aggregate of its authorized but unissued Common Stock and/or the authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to make any Issuances provided for in this Agreement, at least 2,299,949 shares of Common Stock. 8.5 Fundamental Transactions. If the Company effects a Fundamental Transaction:

18 US-DOCS\137686120.15 (a) if such Fundamental Transaction is consummated on or before November 3, 2023: (i) if Novant does not terminate the relationship under the JV MSO pursuant to Article 8 thereof as a result of such Fundamental Transaction (either because Novant voluntarily elects not to do so or because such Fundamental Transaction does not otherwise constitute a “Privia Change of Control” under the JV MSO and accordingly Novant has no right to do so), then the successor to the Company, surviving entity, ultimate parent (if the Company is a subsidiary of another Person) or purchaser of all or substantially all of the assets of the Company with respect to such Fundamental Transaction (the “Purchaser”) shall assume the obligations of the Company under this Agreement; provided, however, that, following any such assumption, (A) if such Purchaser then has common equity listed or traded on a Trading Market, (x) in the event any Issuance Trigger occurs pursuant to Section 2.1 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $20 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable hereunder, (y) in the event any Issuance Trigger occurs pursuant to Section 2.2 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $10 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable hereunder, and (z) in the event any Issuance Trigger occurs pursuant to Section 2.3 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $20 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable hereunder; and (B) if such Purchaser does not then have common equity listed or traded on a Trading Market, then all such payments upon any Issuance Trigger as set forth in clauses (x), (y) and (z) shall be made solely in cash in the amounts specified in each such clause; and (ii) if Novant terminates the relationship under the JV MSO pursuant to Article 8 thereof as a result of such Fundamental Transaction, then this Agreement shall automatically terminate on the date of the Fundamental Transaction without any payment by the Company to Novant or assumption of this Agreement. (b) if such Fundamental Transaction is consummated after November 3, 2023: (i) if either (i) the Purchaser is not a Named Entity or (ii) (x) the Purchaser is a Named Entity and (y) Novant does not terminate the relationship under the JV MSO pursuant to Article 8 thereof as a result of such Fundamental Transaction (either because Novant voluntarily elects not to do so or because such Fundamental Transaction does not otherwise constitute a “Privia Change of Control” under the JV MSO and accordingly Novant has no right to do so), then the Purchaser shall assume the obligations of the Company under this Agreement; provided, however, that, following any such assumption, (A) if such Purchaser then has common equity listed or traded on a Trading Market, (x) in the event any Issuance Trigger occurs pursuant to Section 2.1 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $20 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable hereunder, (y) in the event any Issuance Trigger occurs pursuant to Section 2.2 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $10 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable

19 US-DOCS\137686120.15 hereunder, and (z) in the event any Issuance Trigger occurs pursuant to Section 2.3 hereof, such Purchaser may, at its option, satisfy such Issuance by instead delivering to Novant $20 million (as may be adjusted pursuant to Section 7.2(c)) in cash, in lieu of issuing any Shares or other securities otherwise issuable hereunder; and (B) if such Purchaser does not then have common equity listed or traded on a Trading Market, then all such payments upon any Issuance Trigger as set forth in clauses (x), (y) and (z) shall be made solely in cash in the amounts specified in each such clause; and (ii) if the Purchaser is a Named Entity and Novant terminates the relationship under the JV MSO pursuant to Article 8 thereof as a result of such Fundamental Transaction, then this Agreement shall automatically terminate on the date of the Fundamental Transaction without any payment by the Company to Novant or assumption of this Agreement. (c) If the Purchaser assumes the obligations of the Company under this Agreement pursuant to Section 8.5(a)(i) or 8.5(b)(i), the term “Company” shall be deemed to refer to such Purchaser and the term “Shares” shall be deemed to refer to the same amount and kind of securities, cash or property as each Share was entitled to receive upon the occurrence of such Fundamental Transaction as if it had been issued immediately prior to the occurrence of such Fundamental Transaction. 8.6 Lock-Up. As to any Shares issued to Novant or its Affiliates pursuant to the terms of this Agreement, Novant agrees that it will hold and will not sell, offer to sell, contract to sell or lend any of such Share, or otherwise make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale of, pledge, hypothecate, grant any security interest in or in any other way transfer or dispose of, such Shares, or publicly announce any intention to do any of the foregoing, until the expiration of the applicable Lock-Up Period with respect to such Shares. Notwithstanding the foregoing, this Section 8.6 will not preclude, and Novant shall be permitted to transfer any portion or all of such Shares at any time under the following circumstances: (1) transfers to any Affiliate of Novant but only if the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement, (2) transfers that have been approved by the Company and (3) sales of Shares to a third party pursuant to a bona fide tender offer made by such third party for all outstanding shares of Common Stock. 9. Survival. 9.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive each Closing Date for a period of 365 days thereafter. 10. Miscellaneous. 10.1 Successors and Assigns. This Agreement may not be assigned by either party hereto without the prior written consent of the other party, as applicable; provided, however, that Novant may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company; provided such assignee agrees in writing to be bound by the provisions hereof that apply to Novant and Novant also continues to remain liable to the Company for all of Novant’s obligations hereunder. The provisions of this Agreement shall inure

20 US-DOCS\137686120.15 to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 10.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid, and effective for all purposes. 10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 10.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery (with concurrent evidence of receipt), (ii) if given by facsimile or e-mail, then such notice shall be deemed given upon receipt of confirmation of complete facsimile transmittal or confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party: If to the Company: Privia Health Group, Inc. 950 N. Glebe Rd., Suite 700 Arlington, VA 22203 Attention: General Counsel Email: legal@priviahealth.com If to Novant: ChoiceHealth, Inc. c/o Novant Health 2085 Frontis Plaza Boulevard Winston Salem, NC 27103 Attention: Legal Department 10.5 Expenses. Except as otherwise provided in this Agreement, the parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions

21 US-DOCS\137686120.15 contemplated hereby are consummated; it being understood that each of the Company and Novant has relied on the advice of its own respective counsel. 10.6 Amendments and Waivers. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by a duly authorized representative of such party. 10.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect. 10.8 Entire Agreement. This Agreement, including the signature pages, Exhibits, the Lockup Agreement and the confidentiality agreement between the Company and Novant constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. 10.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained. 10.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

US-DOCS\137686120.15 IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written. COMPANY: PRIVIA HEALTH GROUP, INC. By: /s/ Thomas Bartrum Name: Thomas Bartrum Title: Executive Vice President and General Counsel

US-DOCS\137686120.15 IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written. NOVANT: CHOICEHEALTH, INC. By: /s/ D. Patrick Easterling Name: D. Patrick Easterling Title: President